PIMCO Equity Series

Supplement dated August 31, 2016 to the

Prospectus dated October 31, 2015, as supplemented (the “Prospectus”)

and the Statement of Additional Information

dated October 31, 2015, as supplemented (the “SAI”)

Disclosure Related to the PIMCO Dividend and Income Fund (the “Fund”)

As previously disclosed, effective June 16, 2016, Research Affiliates, LLC (“Research Affiliates”) serves as the Fund’s sub-adviser with respect to the equity portion of the Fund’s portfolio (the “Equity Sleeve”) pursuant to an interim sub-advisory agreement between PIMCO and Research Affiliates, and Parametric Portfolio Associates LLC (“Parametric”) serves as the Fund’s portfolio implementer with respect to the Equity Sleeve pursuant to an interim portfolio implementation agreement among PIMCO, Research Affiliates and Parametric.

On August 26, 2016, the Fund’s shareholders approved definitive agreements with Research Affiliates and Parametric for these services. Specifically, the Fund’s shareholders approved the Amended and Restated Sub-Advisory Agreement between PIMCO and Research Affiliates as it pertains to the Fund and the Portfolio Implementation Agreement for the Fund among PIMCO, Research Affiliates and Parametric.

The services provided, and the fee rates paid by PIMCO, under each definitive agreement are the same as under the corresponding interim agreement.

Effective immediately, all references in the Prospectus and SAI to the interim sub-advisory or interim portfolio implementation agreements are updated to refer to the Amended and Restated Sub-Advisory Agreement or Portfolio Implementation Agreement, as applicable.

Investors Should Retain This Supplement For Future Reference

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